SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 8, 2004


                              99(CENT) ONLY STORES
               (Exact Name of Registrant as Specified in Charter)



           California                  1-11735                 95-2411605
  (State or Other Jurisdiction       (Commission             (IRS Employer
       of Incorporation)             File Number)         Identification No.)


  4000 East Union Pacific Avenue
  City of Commerce, California                                   90023
  (Address of Principal Executive Offices)                     (Zip Code)


  Registrant's telephone number, including area code:  (323) 980-8145


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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)     Exhibits

                Exhibit No.     Description

                99.1            Press release dated March 8, 2004

                99.2            Press release dated March 11, 2004



ITEM 12. Results of Operations and Financial Condition

     On March 8, 2004, 99 Cents Only Stores (the "Company") issued a press release announcing, among other things, that it planned to report earnings per share of $0.21 for the quarter ended December 31, 2003. A copy of the March 8, 2004 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. On March 11, 2004, the Company issued a press release announcing its financial results for the quarter ended December 31, 2003. A copy of the March 11, 2004 press release is attached hereto as Exhibit 99.2 and incorporated herein by reference. The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            99(cent)ONLY STORES



Date:  March 11, 2004                     By: /S/ ANDREW FARINA


                                          ---------------------------------
                                             Andrew Farina
                                             Chief Financial Officer


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                         EXHIBIT INDEX



Exhibit No.     Description

99.1            Press release dated March 8, 2004

99.2            Press release dated March 11, 2004


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